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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 16, 2006


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       DELAWARE                   000-24439                  33-0803204
    ---------------          ------------------          ------------------
    (STATE OR OTHER           (COMMISSION FILE             (IRS EMPLOYER
    JURISDICTION OF                NUMBER)               IDENTIFICATION NO.)
     INCORPORATION)

                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444



                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

( ) WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425) ( ) SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17 CFR 240.14a-12) ( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE EXCHANGE ACT (17 CFR 240.14d-2(b)) ( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(c) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(c))


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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Previous Independent Registered Public Accounting Firm.

         (i) On November 16, 2006, Hines Horticulture, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP ("PwC") as its independent registered public accounting firm. The Company's Audit Committee participated in and approved the decision to change the Company's independent registered public accounting firm.

         (ii) The reports of PwC on the financial statements of the Company for the fiscal years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) During the fiscal years ended December 31, 2005 and 2004 and through November 16, 2006, there have been no disagreements (as described in Regulation S-K Item 304(a)(1)(iv)) with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its report on the financial statements for such years.

         (iv) During the fiscal years ended December 31, 2005 and 2004 and through November 16, 2006, there have been no reportable events (as described in Regulation S-K Item 304(a)(1)(v)).

         (v) The Company has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated November 20, 2006, is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm.

         On November 16, 2006, the Company's Audit Committee approved the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006. During the fiscal years ended December 31, 2005 and 2004 and through November 16, 2006, the Company has not consulted with KPMG LLP on any matters described in Regulation S-K Item 304(a)(2)(i) or (ii).


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

Exhibit No.       Description
-----------------------------------------------------------------------------
    16.1 Letter dated November 20, 2006 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission regarding statements included in this Form 8-K.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2006         HINES HORTICULTURE, INC.

                                By: /s/ Claudia M. Pieropan
                                    --------------------------------------------
                                    Claudia M. Pieropan
                                    Chief Financial Officer, Secretary and
                                    Treasurer
                                    (principal financial and accounting officer)

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.     Description
--------------------------------------------------------------------------------
16.1            Letter dated November 20, 2006 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission regarding statements included in this Form 8-K.